UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                October 28, 2005
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)


          DELAWARE                   001-11015               36-1169950
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


     1850 North Central Avenue, Suite 800, Phoenix, Arizona      85004-4545
            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2005, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the third quarter of 2005. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 28, 2005, Viad Corp (the "Company") issued a press release announcing that the Board of Directors had approved certain executive officer and director changes. The following executive officer and director changes will be effective on January 1, 2006:

     o Paul B. Dykstra (44) will serve as Chief Operating Officer of the Company and will serve as a member of the Company's Board of Directors. Mr.
Dykstra presently serves as the President and Chief Executive Officer of GES Exposition Services, Inc., a wholly owned subsidiary of the Company. He has held this position since 2000. Prior thereto, Mr. Dykstra was Executive Vice President - International and Corporate Development of GES Exposition Services, Inc. since 1999, and prior thereto served as Executive Vice President - General Manager of, or held other positions with, Travelers Express Company, Inc., a former subsidiary of the Company, since joining Travelers Express Company, Inc. in 1984.

     o Kevin M. Rabbitt (34) will succeed Mr. Dykstra as President and Chief Executive Officer of GES Exposition Services, Inc. Mr. Rabbitt presently serves as Executive Vice President, Chief Operating Officer of GES Exposition Services, Inc. He has held this position since April 2005. Mr. Rabbitt joined GES Exposition Services, Inc. in 2002 and has held the positions of Executive Vice President, Products & Services Group from December 2003 to April 2005, Executive Vice President, Operations and Services from July 2003 to December 2003, and
Vice President, National Operations from August 2002 to July 2003. Prior thereto, Mr. Rabbitt was Senior Consultant for Bain and Company from 2001 to 2002 and President and Chief Operating Officer of Texas Ice Stadium from 1998 to 1999.

The following executive officer and director changes will be effective on April 1, 2006:

     o Robert H. Bohannon (60), the Company's Chairman, President and Chief Executive Officer since January 1997, will turn over his responsibilities as President and Chief Executive Officer to Mr. Dykstra. Mr. Dykstra will serve as President and Chief Executive Officer of the Company. Mr. Bohannon will remain as the Company's Chairman of the Board of Directors.

A copy of the Company's press release regarding executive officer and director changes is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 - Press Release dated October 28, 2005.

          99.2 - Press Release dated October 28, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      VIAD CORP
                                      (Registrant)


October 28, 2005                      By /s/ G. Michael Latta
                                      -------------------------------
                                      G. Michael Latta
                                      Vice President - Controller
                                      (Chief Accounting Officer and
                                      Authorized Signer)


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